UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2026

Datavault AI Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38608 (Commission File Number)	30-1135279 (IRS Employer Identification No.)

One Commerce Square

2005 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 627-4716

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 20, 2026, Datavault AI Inc. (“Datavault”) issued a press release announcing that the distribution dates for the previously announced dividend of (i) warrants (the “Warrants” and such dividend, the “Warrant Distribution”) to purchase shares of Datavault common stock, par value $0.0001 per share (the “Common Stock”), to eligible record holders (“Record Holders”) of Common Stock and other equity securities of Datavault, and (ii) Dream Bowl Meme Coin II (“Dream Bowl Meme Coin II”) tokens to Record Holders (the “Coin Distribution” and, together with the Warrant Distribution, the “Distributions”), have been changed to February 27, 2026 (the “Distribution Date”), from February 23, 2026 (with respect to the Warrant Distribution) and February 21, 2026 (with respect to the Coin Distribution). The record date for each of the Distributions remains January 7, 2026 (the “Record Date”). A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by Datavault, under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Datavault intends to file a prospectus supplement to its base prospectus, dated as of July 9, 2025 (such prospectus supplement, together with the base prospectus, the “Prospectus”), accompanying its shelf registration statement on Form S-3 (File No. 333-288538) filed with the Securities Exchange Commission (the “SEC”) on July 7, 2025, and declared effective on July 9, 2025, registering the distribution of the Warrants for no consideration and the issuance of the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) with the SEC, which Prospectus will be available on the SEC’s website located at http://www.sec.gov. Record Holders should read the Prospectus carefully when it is filed with the SEC, including the Risk Factors included and incorporated by reference therein.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K may contain “forward-looking statements” (within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, forward-looking statements can be identified by words such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements, including, but not limited to, statements regarding our declaration and/or payment of dividends, our expectations regarding the terms and/or timing of the Distributions (including that the board of directors of the Company (the “Board”) may change the Record Date and/or the Distribution Date and may revoke either or both of the Distributions entirely), our intention to file a prospectus supplement registering the distribution of the Warrants for no consideration and the issuance of the Warrant Shares upon exercise of the Warrants with the SEC, and whether we will proceed with the Distributions, are necessarily based upon estimates and assumptions that, while considered reasonable by Datavault and its management, are inherently uncertain. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. There can be no assurance that future dividends will be declared, and the payment of any dividend is expressly conditioned on the Board not revoking any or all dividends before their respective distribution dates. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: risks related to legal proceedings that may be instituted against Datavault regarding the Distributions, the Dream Bowl Meme Coin II and/or the Warrants; risks associated with the right of the Board to change the Record Date and/or the Distribution Date, and/or to revoke either or both of the Distributions prior to the Distribution Date; the availability from time to time of the Prospectus and/or an effective registration statement covering the issuance of the Warrant Shares; changes in economic, market or regulatory conditions; and other risks and uncertainties as more fully described in Datavault’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 and other filings that Datavault makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. Datavault undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. Datavault may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 20, 2026.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAVAULT AI INC.

By:	/s/ Nathaniel Bradley
	Name:	Nathaniel Bradley
	Title:	Chief Executive Officer

Date: February 20, 2026